Exhibit 99.1

Aerie Pharmaceuticals Elects Julie McHugh and Michael M. du Toit to the

Company’s Board of Directors

IRVINE, Calif.—(June 29, 2015) — Aerie Pharmaceuticals, Inc. (NASDAQ:AERI) (the “Company”), a clinical-stage pharmaceutical company focused on the discovery, development, and commercialization of first-in-class therapies for the treatment of patients with glaucoma and other diseases of the eye, today announced that Julie McHugh and Michael M. du Toit have been elected to the Company’s Board of Directors. Both individuals bring extensive senior healthcare-focused leadership experience, Ms. McHugh from large pharmaceutical and biotechnology firms and Mr. du Toit in media and marketing. Their elections are effective immediately, bringing the total number of Aerie’s Board members to nine.

“We are pleased to welcome Julie McHugh and Michael M. du Toit to the Company’s Board. They join us at an exciting time. We have recently made important progress, including positive feedback from FDA for our RhopressaTM clinical program, and we anticipate reporting three-month efficacy results from our Rocket 2 study of RhopressaTM later in the third quarter of 2015,” Vicente Anido, Jr., Ph.D., Chairman and Chief Executive Officer. “We expect to benefit significantly from Julie’s and Mike’s extensive expertise as we continue to develop and execute our business strategies in the ophthalmology sector.”

Julie McHugh

Ms. McHugh brings over 28 years of experience in the drug development industry. She recently served as Chief Operating Officer for Endo Health Solutions, Inc., responsible for the specialty pharmaceutical and generic drug businesses. Prior to this, Ms. McHugh was CEO of Nora Therapeutics, Inc., a venture capital backed biotech start-up company focused on developing novel therapies for the treatment of infertility disorders. Previously, she served as company group Chairman for Johnson & Johnson’s worldwide virology business unit, and prior to this, she was president of Centocor, Inc., a J&J subsidiary. In this role, Ms. McHugh oversaw the development and launches of several products, including Remicade® (infliximab), Prezista® (darunavir) and Intelence® (etravirine). Prior to joining Centocor, Ms. McHugh led the marketing communications for gastrointestinal drug Prilosec® (omeprazole) at Astra-Merck Inc. She currently serves on the Board of Directors of EPIRUS Pharmaceuticals, Inc., Ironwood Pharmaceuticals, Inc., New Xellia Group A/S, Trevena Pharmaceuticals, Inc., and she previously served on the Board of Directors of the Biotechnology Industry Organization (BIO), the New England Healthcare Institute (NEHI), the Pennsylvania Biotechnology Association, and ViroPharma Inc. Ms. McHugh received her masters of business administration degree from St. Joseph’s University and her Bachelor of Science degree from Pennsylvania State University.

Michael M. du Toit

Mr. du Toit brings more than 30 years’ experience in healthcare and consumer media and marketing. He is President of Everyday Health, Inc., a leading digital health and wellness company. Prior to this, Mr. du Toit served as Global Group President of Publicis Healthcare Communications Group, the third largest advertising and media Company in the world. Prior to this, he held various senior executive positions at Digitas Health, where he was a founding member, and at Razorfish Health. Mr. du Toit also has held executive roles at premier marketing agencies including Grey Advertising, TMX Communications, and Ventiv Health Communications, as well as senior marketing positions at pharmaceutical companies such as Glaxo and Boehringer Ingelheim. At Glaxo as Vice President of Marketing, he launched several blockbuster pharmaceutical products, including Serevent® (salmeterol) and Flonase® (fluticasone nasal). Mr. du Toit previously served as member of the National Pharmaceutical Council, Pharmaceutical Advertising Council, Advertising Club of Fairfield, Advertising Club of New York, Editorial Board of Medical Marketing and Media, Prescription Drug Advertising Coalition, and Triangle Advertising Federation. He started his career at Unilever and has also worked at Grey Global Group and BBD&O. Mr. du Toit received a B.S. in Economics and Marketing from Stellenbosch University in South Africa.

About Aerie Pharmaceuticals, Inc.

Aerie is a clinical-stage pharmaceutical company focused on the discovery, development and commercialization of first-in-class therapies for the treatment of patients with glaucoma and other diseases of the eye. The Company is currently conducting a Phase 3 registration trial in the United States named Rocket 2, where the primary efficacy endpoint is to demonstrate non-inferiority of IOP lowering for RhopressaTM compared to timolol, along with a Phase 3 registration safety-only trial, named Rocket 3, in Canada. The Company recently completed its initial Phase 3 registration trial, named Rocket 1, the three-month efficacy results of which were initially reported in April 2015, and expects to commence a fourth Phase 3 registration trial, named Rocket 4, in the third quarter of 2015. The Company also completed in 2014 a Phase 2b clinical trial in which RoclatanTM met the primary efficacy endpoint, demonstrating the statistical superiority of RoclatanTM to each of its components, and plans to commence the first Phase 3 registration trial for RoclatanTM, named Mercury 1, in the third quarter of 2015.

Forward-Looking Statements

This press release contains forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “exploring,” “pursuing” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things: the success, timing and cost of our ongoing and anticipated preclinical studies and clinical trials for our current product candidates, including statements regarding the timing of initiation and completion of the studies and trials; our expectations regarding the clinical effectiveness of our product candidates and results of our clinical trials; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration or other regulatory authority approval of, or other action with respect to, our product candidates; our expectations regarding the commercialization of our product candidates; our expectations related to the use of proceeds from our initial public offering and the issuance and sale of our senior secured convertible notes and the issuance and sale of shares of our common stock in connection with our “at-the-market” sales agreement; our estimates regarding anticipated capital requirements and our needs for additional financing; the potential advantages of our product candidates; our plans to pursue development of our product candidates for additional indications and other therapeutic opportunities; our plans to explore possible uses of our existing proprietary compounds beyond glaucoma; and our ability to protect our proprietary technology and enforce our intellectual property rights. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics and industry change, and depend on regulatory approvals and economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. We discuss many of these risks in greater detail under the heading “Risk Factors” in the quarterly and annual reports that we file with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance and our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this press release. Any forward-looking statements that we make in this press release speak only as of the date of this press release. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this press release.

Contacts:

Aerie Pharmaceuticals

Richard Rubino, 908-947-3540

rrubino@aeriepharma.com

or

Burns McClellan, Inc., on behalf of Aerie Pharmaceuticals

Investors

Ami Bavishi, 212-213-0006

abavishi@burnsmc.com

or

Media

Justin Jackson, 212-213-0006

jjackson@burnsmc.com